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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     January 14, 1997


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                        MBNA MASTER CREDIT CARD TRUST
            (Exact name of registrant as specified in its charter)


                          33-41850, 33-47934, 33-49850,
                          33-54462, 33-57988, 33-63684,
  United States           33-64244                             51-0331454
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(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                             1100 North King Street
                              Wilmington, DE. 19801
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (302) 453-9930.
                                                    ---------------

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 20:

     20.1. Series 1991-1 (File No. 33-41850) Certificateholders'Statement for the month ended December 31, 1996.

     20.2. Series 1992-1 (File No. 33-47934) Certificateholders'Statement for the month ended December 31, 1996.

     20.3. Series 1992-2 (File No. 33-49850) Certificateholders'Statement for the month ended December 31, 1996.

     20.4. Series 1992-3 (File No. 33-54462) Certificateholders'Statement for the month ended December 31, 1996.

     20.5. Series 1993-1 (File No. 33-57988) Certificateholders'Statement for the month ended December 31, 1996.

     20.6. Series 1993-2 (File No. 33-63684) Certificateholders'Statement for the month ended December 31, 1996.

     20.7. Series 1993-3 (File No. 33-64244) Certificateholders'Statement for the month ended December 31, 1996.

     20.8. Series 1993-4 (File No. 33-64244) Certificateholders'Statement for the month ended December 31, 1996.

     20.9. Series 1994-1 (File No. 33-64244) Certificateholders'Statement for the month ended December 31, 1996.

    20.10. Series 1994-2 (File No. 33-64244) Certificateholders'Statement for the month ended December 31, 1996.

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1991-1 (File No. 33-41850) Key Performance Factors for the month ended December 31, 1996.

     99.2. Series 1992-1 (File No. 33-47934) Key Performance Factors for the month ended December 31, 1996.

     99.3. Series 1992-2 (File No. 33-49850) Key Performance Factors for the month ended December 31, 1996.

     99.4. Series 1992-3 (File No. 33-54462) Key Performance Factors for the month ended December 31, 1996.

     99.5. Series 1993-1 (File No. 33-57988) Key Performance Factors for the month ended December 31, 1996.

     99.6. Series 1993-2 (File No. 33-63684) Key Performance Factors for the month ended December 31, 1996.

     99.7. Series 1993-3 (File No. 33-64244) Key Performance Factors for the month ended December 31, 1996.

     99.8. Series 1993-4 (File No. 33-64244) Key Performance Factors for the month ended December 31, 1996.

     99.9. Series 1994-1 (File No. 33-64244) Key Performance Factors for the month ended December 31, 1996.

    99.10. Series 1994-2 (File No. 33-64244) Key Performance Factors for the month ended December 31, 1996.

ITEM 5.   OTHER EVENTS

On January 16, 1997, the MBNA Master Credit Card Trust Series 1993-2 (the "Series") will be terminated in accordance with the provisions of Section 10 of the Series 1993-2 Supplement dated as of June 15, 1993 to the Pooling and Servicing Agreement dated as of September 25, 1991 (the "Pooling and Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement.
Final payment will be made on the Series certificates after presentation and surrender of the Series certificates at the offices of Bankers Trust Company, as the trustee.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     January 14, 1997


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Marguerite M. Boylan
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                                Name:       Marguerite M. Boylan
                                Title:      Vice President